Exhibit 10.2
Second Amendment to Credit Agreement and Guaranty

This Second Amendment to Credit Agreement and Guaranty (herein, this “Agreement”) is entered into as of September 30, 2026 (the “Second Amendment Effective Date”), by and among Exagen Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto constituting Majority Lenders and Perceptive Credit Holdings IV, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
Recitals:
    A.    The Lenders have extended credit to the Borrower on the terms and conditions set forth in that certain Credit Agreement and Guaranty, dated as of April 25, 2025 (as amended by that certain First Amendment to Credit Agreement and Guaranty dated as of March 6, 2026, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”).
    B.     The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Existing Credit Agreement.
    C.     The parties hereto agree to amend the Existing Credit Agreement pursuant to the terms of this Agreement.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Incorporation of Recitals; Defined Terms. The parties hereto acknowledge that the Recitals set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

2.Second Amendment to Existing Credit Agreement. Upon satisfaction of the conditions set forth in Section 5 hereof, the Borrower, the Lenders and the Administrative Agent hereby agree that Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Tranche B Term Loan Commitment Termination Date” in Section 1.01 to read as follows:

““Tranche B Term Loan Commitment Termination Date” means November 15, 2026.”

3.Acknowledgement of Liens. The Borrower hereby acknowledges and agrees that the Obligations owing to the Administrative Agent and the Lenders arising out of or in any manner relating to the Loan Documents shall continue to be secured by the Liens granted as security therefor in the Loan Documents, to the extent provided for in the Loan Documents heretofore executed and delivered by the Borrower; and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement.

4904-2514-2743
7045743

4.Representations And Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(A)After giving effect to this Agreement, the representations and warranties of the Borrower contained in Article 7 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(B)The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of, and duly executed and delivered by, the Borrower.
(C)No Default or Event of Default has occurred and is continuing or shall occur and be continuing immediately after giving effect to this Agreement.

5.Conditions Precedent. The effectiveness of this Agreement is subject to the Administrative Agent and the Lenders having received executed counterparts of this Agreement, duly executed and delivered by the Borrower.

6.Reference to and Effect on the Loan Documents; No Novation.
(A)This Agreement constitutes a Loan Document. On and after the date hereof, words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Agreement.
(B)Except as specifically set forth in this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(C)Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Obligors thereunder and the rights and benefits of the Administrative Agent and the Lenders thereunder remain in full force and effect. This Agreement is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Loan Documents, except as specifically set forth herein. Without limiting the foregoing, the Obligors agree to comply with all of the terms, conditions, and provisions of the Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Agreement. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement entered into in accordance with Section 13.04 of the Credit Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL

PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

7.Release.
            (a)    For value received, including without limitation, the agreements of the Lenders in this Agreement, Each Obligor, on behalf of itself and its successors and assigns, and its current and former shareholders, members, parents, subsidiaries, divisions, affiliates, directors, officers, employees, agents, attorneys, advisors, consultants, and other representatives (collectively, the “Releasing Parties”), hereby absolutely, unconditionally, and irrevocably releases and forever discharges the Administrative Agent and the Lenders, and their current and former shareholders, members, parents, subsidiaries, divisions, affiliates, directors, officers, employees, agents, attorneys, advisors, consultants, and other representatives (collectively, the “Released Parties”) of and from any and all claims (including, without limitation, all counterclaims, crossclaims, defenses, rights of set-off and recoupment), actions, causes of action, acts and omissions, controversies, demands, suits, and other liabilities (collectively, the “Claims”) of every kind or nature whatsoever, both in law and in equity, known or unknown, which any Releasing Party has or ever had against the Released Parties prior to, through, and including this date, including, without limitation, Claims arising out of the existing financing arrangements between each Obligor and the Lenders and any Claim of breach of the duty of good faith and fair dealing based on, among other things, the Released Parties’ exercise of discretion under the Loan Documents. Each Obligor hereby represents and warrants that, on behalf of itself and its successors, assigns and legal representatives, it has not sold, conveyed, assigned, pledged, hypothecated, or otherwise encumbered all or any part of the Claims released in this Section. Each Obligor hereby acknowledges and agrees that, on behalf of itself and its successors, assigns and legal representatives, the Released Parties have at all times acted in good faith with regard to the consummation and administration of the Loan Documents. Each Obligor acknowledges and agrees that, as of the date hereof, it does not have any Claim against the Released Parties, each of which such Obligor, on behalf of itself and its successors, assigns and legal representatives, hereby expressly waives. Each Obligor hereby confirms that the foregoing waiver and release is an informed waiver and release and is being freely given.
        (b)    Each Obligor further agrees, on behalf of itself and its successors, assigns, and legal representatives, not to commence, institute, or prosecute any lawsuit, action or other proceeding, whether judicial, administrative or otherwise, to collect or enforce any Claim released herein. If any Obligor or any of its successors, assigns, or legal representatives violates the foregoing covenant, such Obligor hereby agrees, on behalf of itself and its successors and assigns, to pay, in addition to any damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released party as a result of such violation.

8.Headings. The headings in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

9.Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ALL CLAIMS, DISPUTES AND MATTERS ARISING HEREUNDER OR RELATED HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

10. Incorporation of Sections 13.10 and 13.11 of the Credit Agreement. The provisions set forth in Sections 13.10 (Jurisdiction, Service of Process and Venue) and 13.11 (Waiver of Jury Trial) of the Credit Agreement shall apply to this Agreement in all respects.

11.Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic transmission (in PDF format) or DocuSign shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

13.Binding Effect. This Agreement will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
    Exagen Inc., as Borrower
    By: /s/ Jeff Black
    Name: Jeff Black
    Title: CFO

[Signature Page to Second Amendment to Credit Agreement and Guaranty]

    PERCEPTIVE CREDIT HOLDINGS IV, LP,
    as Agent and Lender

    By: Perceptive Credit Opportunities GP, LLC, its general partner
    By: /s/ Sandeep Dixit
    Name: Sandeep Dixit
    Title: Chief Credit Officer

    By: /s/ Sam Chawla
    Name: Sam Chawla
    Title: Portfolio Manager

    [Signature Page to Second Amendment to Credit Agreement and Guaranty]